EXHIBIT 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended

	December	December	September	June	March
	2003	2002	2003	2003	2003

Interest & Loan Fees Income	$74,042	$83,089	$71,981	$74,261	$77,224
Tax Equivalent Adjustment	2,538	2,670	2,499	2,456	2,566

Interest & Fees Income (FTE)	76,580	85,759	74,480	76,717	79,790
Interest Expense	23,530	31,968	24,459	26,567	29,595

Net Interest Income (FTE)	53,050	53,791	50,021	50,150	50,195
Loan Loss Provision	1,502	2,212	2,222	2,296	1,455
Non-Interest Income:
Investment Securities Transactions	(89)	(1,305)	122	931	866
Fees from Trust & Brokerage Services	2,261	2,200	2,389	2,462	2,275
Service Charges, Commissions & Other Fees	9,140	8,722	8,939	8,943	8,121
Income from Mortgage Banking Operations	9,833	11,341	15,834	14,267	11,972
Other Income	2,135	585	1,366	1,188	361

Total Non-Interest Income	23,280	21,543	28,650	27,791	23,595

Non-Interest Expense:
Salaries & Employee Benefits	21,972	21,632	25,507	24,189	21,631
Net Occupancy	3,473	3,733	3,039	3,264	3,316
Other Expenses	30,721	12,538	11,846	12,462	11,647
Amortization of Intangibles	800	249	412	424	434
OREO Expense	185	264	245	(8)	248
FDIC Expense	145	158	158	279	289

Total Non-Interest Expense	57,296	38,574	41,207	40,610	37,565

Income Before Incomes Taxes (FTE)	17,532	34,548	35,242	35,035	34,770
Tax Equivalent Adjustment	2,538	2,670	2,499	2,456	2,566

Income Before Incomes Taxes	14,994	31,878	32,743	32,579	32,204
Taxes	4,497	9,325	9,823	9,774	9,661

Net Income	$10,497	$22,553	$22,920	$22,805	$22,543

MEMO: Effective Tax Rate	29.99%	29.25%	30.00%	30.00%	30.00%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Year-to-Date

	December	December	December	December
	2003	2002	2001	2000

Interest & Loan Fees Income	$297,508	$339,478	$360,610	$377,847
Tax Equivalent Adjustment	10,057	10,975	11,638	11,093

Interest & Fees Income (FTE)	307,565	350,453	372,248	388,940
Interest Expense	104,151	132,557	175,507	197,766

Net Interest Income (FTE)	203,414	217,896	196,741	191,174
Loan Loss Provision	7,475	7,937	12,833	15,745
Non-Interest Income:
Investment Securities Transactions	1,830	(6,266)	(518)	(13,864)
Fees from Trust & Brokerage Services	9,387	8,892	8,213	7,053
Service Charges, Commissions & Other Fees	35,143	32,009	26,624	22,402
Income from Mortgage Banking Operations	51,906	36,142	26,518	16,340
Other Income	5,050	2,702	1,368	1,855

Total Non-Interest Income	103,316	73,479	62,205	33,786

Non-Interest Expense:
Salaries & Employee Benefits	93,299	79,999	61,109	53,174
Net Occupancy	13,092	13,045	10,514	11,787
Other Expenses	66,676	47,934	39,219	41,106
Amortization of Intangibles	2,070	1,645	3,288	3,266
OREO Expense	670	828	653	216
FDIC Expense	871	679	962	873

Total Non-Interest Expense	176,678	144,130	115,745	110,422

Income Before Incomes Taxes (FTE)	122,577	139,308	130,368	98,793
Tax Equivalent Adjustment	10,057	10,975	11,638	11,093

Income Before Incomes Taxes	112,520	128,333	118,730	87,700
Taxes	33,755	39,400	38,739	28,724

Net Income	$78,765	$88,933	$79,991	$58,976

MEMO: Effective Tax Rate	30.00%	30.70%	32.63%	32.75%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	December 31	December 31
	2003	2002	December 31	December 31	December 31
	Q-T-D Average	Q-T-D Average	2003	2002	2001

Cash & Cash Equivalents	$285,561	$145,773	$254,941	$175,363	$157,394
Securities Available for Sale	1,183,366	1,078,187	1,266,635	1,022,314	1,149,073
Securities Held to Maturity	258,922	267,874	243,975	263,176	281,636

Total Securities	1,442,288	1,346,061	1,510,610	1,285,490	1,430,709

Total Cash and Securities	1,727,849	1,491,834	1,765,551	1,460,853	1,588,103

Loans held for sale	136,165	553,334	181,186	582,718	368,625
Commercial Loans	2,195,113	1,923,856	2,249,176	1,885,275	1,849,208
Mortgage Loans	1,413,431	1,272,380	1,453,131	1,335,606	1,313,891
Consumer Loans	390,528	358,688	393,712	352,280	339,235

Loans & Leases, net of unearned income	3,999,072	3,554,924	4,096,019	3,573,161	3,502,334
Allowance for Loan & Lease Losses	(50,444)	(47,359)	(50,432)	(47,387)	(47,408)
Goodwill	165,993	90,631	169,655	90,416	80,848
Other Intangibles	9,371	6,130	9,546	5,869	7,750

Total Intangibles	175,364	96,761	179,201	96,285	88,598
Real Estate Owned	3,082	4,327	3,203	4,267	2,763
Other Assets	166,159	114,342	204,271	122,122	128,760

Total Assets	$6,157,247	$5,768,163	$6,378,999	$5,792,019	$5,631,775

MEMO: Earning Assets	$5,629,094	$5,422,822	$5,825,527	$5,454,471	$5,301,211

Interest-bearing Deposits	$3,253,111	$3,186,069	$3,244,860	$3,161,620	$3,134,008
Noninterest-bearing Deposits	846,016	647,289	937,512	739,228	653,785

Total Deposits	4,099,127	3,833,358	4,182,372	3,900,848	3,787,793
Short-term Borrowings	619,279	606,887	661,942	573,549	527,128
Long-term Borrowings	774,780	693,878	858,174	708,573	745,255

Total Borrowings	1,394,059	1,300,765	1,520,116	1,282,122	1,272,383
Other Liabilities	44,343	88,015	61,320	67,510	65,070

Total Liabilities	5,537,529	5,222,138	5,763,808	5,250,480	5,125,246

Common Equity	619,718	546,025	615,191	541,539	506,529

Total Shareholders’ Equity	619,718	546,025	615,191	541,539	506,529

Total Liabilities & Equity	$6,157,247	$5,768,163	$6,378,999	$5,792,019	$5,631,775

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended

	December	December	September	June	March
Quarterly Share Data:	2003	2002	2003	2003	2003

Earnings Per Share:
Basic	$0.24	$0.53	$0.55	$0.55	$0.54
Diluted	$0.24	$0.53	$0.55	$0.54	$0.53
Common Dividend Declared Per Share	$0.25	$0.25	$0.25	$0.25	$0.25
High Common Stock Price	$31.60	$31.50	$31.61	$30.93	$30.51
Low Common Stock Price	$28.92	$26.09	$28.37	$27.40	$26.58
Average Shares Outstanding (Net of Treasury Stock):
Basic	43,428,041	42,155,892	41,328,476	41,597,646	41,891,007
Diluted	44,177,850	42,669,955	41,823,011	42,067,728	42,355,229
Tax Applicable to Security Transactions	($31)	($457)	$43	$326	$303
Common Dividends	$10,929	$10,526	$10,302	$10,372	$10,426

	Year-to-Date

	December	December	December	December
YTD Share Data:	2003	2002	2001	2000

Earnings Per Share:
Basic	$1.87	$2.09	$1.93	$1.41
Diluted	$1.85	$2.06	$1.90	$1.40
Common Dividend Declared Per Share	$1.00	$0.95	$0.91	$0.84
Average Shares Outstanding (Net of Treasury Stock):
Basic	42,076,180	42,537,980	41,497,304	41,958,956
Diluted	42,620,568	43,113,347	42,064,919	42,260,270
Tax Applicable to Security Transactions	$641	($2,193)	($181)	($4,852)
Common Dividends	$42,029	$40,388	$38,096	$35,285
EOP Employees (full-time equivalent)	1,585	1,460	1,361	1,288

	December	December	September	June	March
EOP Share Data:	2003	2002	2003	2003	2003

Book Value Per Share	$14.08	$12.88	$13.22	$13.20	$12.98
Tangible Book Value Per Share	$10.00	$10.59	$10.93	$10.91	$10.70
52-week High Common Stock Price	$31.61	$32.25	$31.61	$31.65	$32.25
Date	09/08/03	05/06/02	09/08/03	08/20/02	05/06/02
52-week Low Common Stock Price	$26.58	$24.88	$26.09	$24.88	$24.88
Date	03/13/03	07/24/02	10/09/02	07/24/02	07/24/02
EOP Shares Outstanding (Net of Treasury Stock):	43,689,334	42,031,968	41,204,046	41,461,389	41,744,719

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended

	December	December	September	June	March
Selected Yields and Net Interest Margin:	2003	2002	2003	2003	2003

Loans	5.78%	6.61%	5.94%	6.26%	6.39%
Investment Securities	4.64%	5.35%	4.47%	4.85%	5.30%
Money Market Investments/FFS	1.17%	2.63%	1.71%	1.78%	1.16%
Average Earning Assets Yield	5.42%	6.30%	5.57%	5.86%	6.00%
Interest-bearing Deposits	1.42%	2.28%	1.58%	1.77%	2.12%
Short-term Borrowings	0.98%	1.81%	1.09%	1.67%	1.69%
Long-term Borrowings	5.32%	6.23%	5.38%	6.15%	6.19%
Average Liability Costs	2.01%	2.83%	2.22%	2.49%	2.72%
Net Interest Spread	3.41%	3.47%	3.35%	3.37%	3.28%
Net Interest Margin	3.76%	3.96%	3.75%	3.83%	3.76%
Selected Financial Ratios:
Return on Average Common Equity	6.71%	16.39%	16.40%	16.67%	16.67%
Return on Average Assets	0.68%	1.55%	1.59%	1.63%	1.60%
Efficiency Ratio	73.70%	49.66%	51.62%	52.19%	50.58%

Year-to-Date

December	December	December	December
Selected Yields and Net Interest Margin:	2003	2002	2001	2000

Loans	6.09%	6.97%	8.27%	8.98%
Investment Securities	4.83%	6.00%	6.68%	6.86%
Money Market Investments/FFS	1.32%	1.77%	4.31%	6.74%
Average Earning Assets Yield	5.71%	6.68%	7.80%	8.34%
Interest-bearing Deposits	1.72%	2.52%	4.04%	4.53%
Short-term Borrowings	1.32%	1.96%	3.46%	5.37%
Long-term Borrowings	5.74%	6.18%	6.28%	6.11%
Average Liability Costs	2.35%	3.03%	4.37%	4.95%
Net Interest Spread	3.36%	3.65%	3.43%	3.40%
Net Interest Margin	3.77%	4.15%	4.12%	4.11%
Selected Financial Ratios:
Return on Average Common Equity	13.86%	16.73%	17.51%	14.41%
Return on Average Assets	1.36%	1.59%	1.59%	1.19%
Loan / Deposit Ratio	97.94%	91.60%	92.46%	100.14%
Loan Loss Reserve / Loans, net of unearned income	1.23%	1.33%	1.35%	1.27%
Nonaccrual Loans / Loans, net of unearned income	0.18%	0.19%	0.23%	0.26%
90-Day Past Due Loans/ Loans, net of unearned income	0.27%	0.24%	0.27%	0.15%
Non-performing Loans/ Loans, net of unearned income	0.45%	0.43%	0.50%	0.40%
Non-performing Assets/ Total Assets	0.34%	0.34%	0.54%	0.30%
Primary Capital Ratio	10.35%	10.09%	9.75%	9.53%
Shareholders’ Equity Ratio	9.65%	9.35%	8.99%	8.79%
Price / Book Ratio	2.22	x	2.26	x	2.45	x	2.33	x
Price / Earnings Ratio	16.88	x	14.09	x	15.18	x	15.23	x
Efficiency Ratio	57.05%	47.59%	43.09%	44.78%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	December	December	September	June	March
Asset Quality Data:	2003	2002	2003	2003	2003

EOP Non-Accrual Loans	$7,523	$6,890	$8,998	$7,595	$9,979
EOP 90-Day Past Due Loans	11,052	8,461	9,468	5,817	6,594

Total EOP Non-performing Loans	$18,575	$15,351	$18,466	$13,412	$16,573
EOP Other Real Estate & Assets Owned	3,203	4,267	3,225	3,834	4,086

Total EOP Non-performing Assets	$21,778	$19,618	$21,691	$17,246	$20,659

	Three Months Ended		Year to Date

	December	December	December	December	December
	2003	2002	2003	2002	2001

Charge-off Analysis:
Gross Charge-offs	($2,403)	($2,499)	($9,996)	($9,499)	($12,359)
Recoveries	537	302	1,703	1,541	1,730

Net Charge-offs	($1,866)	($2,197)	($8,293)	($7,958)	($10,629)